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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-21873

AMERICAN VANTAGE COMPANIES

(Exact name of registrant as specified in charter)

4735 S. DURANGO DR., SUITE #105	89147
(Address of principal executive offices)	(Zip code)

JAY H. BROWN, 520 S. FOURTH ST., LAS VEGAS, NV 89101

(Name and address of agent for service)

Registrant’s telephone number, including area code: (702) 227-9800

Date of fiscal year end: DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ANNUAL REPORT

TO STOCKHOLDERS

DECEMBER 31, 2007

PRESIDENT’S LETTER

To Our American Vantage Companies’ Stockholders:

At first, the preparation of this year’s President’s Letter seemed both daunting and simplistic—merely encapsulate the significant events of the last twelve months. With a certain amount of pride, just let the letter ‘write itself’ from the perspective of “this is what we did”.

But, as each accomplishment unfolded throughout the letter, my thoughts became centered not on what ‘we did’, but the collaborative efforts of so many people including private citizens, government agencies, consultants, business partners, attorneys, accountants, architects, etc., that have been the catalyst for management and the board of directors to successfully accomplish “what everyone did”.

Invaluable to that collaborative effort has been the Company’s 2006 retention of Robert (Bob) F. Gross, President of RFG Gaming & Hospitality, LLC as an independent consultant to support the Company in its Tribal gaming and conventional, jurisdictional gaming business plan.

Bob’s passion in the gaming industry has encompassed 35+ years of impressive executive management experience. He has developed and managed commercial gaming properties and Native American owned gaming properties including Nez Perce Gaming Enterprises, Santa Ana Star Hotel Casino Resort, Dunes Hotel & Casino, Rancho Mesquite Casino & Holiday Inn Hotel, WSR Corporation dba Oasis Resort Hotel & Casino, Santa Fe Hotel & Casino Resort, as well as Table Mountain Casino & Bingo and Cher Ae Heights Casino during most of our Company’s tenure with these two operations.

With Bob’s expertise and relationships in the gaming industry, he was given an initial mandate to identify Tribal gaming opportunities with potential revenue streams from capital/financing assistance, development assistance and/or management or consulting. To manage the Tribal gaming operations, the Company formed Brownstone, LLC with Bob appointed as Chief Executive Officer, myself as Chairman and our Chief Accounting Officer, Anna M. Morrison named as Brownstone, LLC’s Chief Financial Officer.

A five-month proposal process, that began with nearly 20 bidders, ended successfully in March 2007 when Brownstone, LLC entered into a development agreement with the Big Sandy Rancheria Tribe of Western Mono Indians. Brownstone, LLC differentiated their proposal by assembling a world-class team of experienced gaming associates in the legal, architectural, design and finance fields to complement Brownstone, LLC’s leadership, operational and management skills. As currently planned, the destination resort project includes a 300-room hotel with a 125,000 sq. ft. casino, restaurants, and related amenities. The hotel and gaming facility will be constructed overlooking the San Joaquin Valley in Friant, California near Fresno.

From March 2007 through October 2007, Anna Morrison, Bob Gross and the Tribe’s financial partner assisted the Tribe with financial modeling and business plan documents, due diligence support, and review of financing proposals which culminated in an interim funding of approximately $39,900,000 for the project predevelopment costs. Subsequent to the funding, Brownstone, LLC has been involved in all aspects of the project’s predevelopment process with the Tribe and their architects, engineers, attorneys, Bureau of Indian Affairs and the State of California.

Brownstone, LLC and the Tribe are also currently negotiating a consulting contract to assist the Tribe in operating the hotel and gaming facility once it is constructed and opened.

In July 2007, the Company, again with Bob Gross, also began predevelopment activity for its planned GoldTown Hotel and Casino Resort project. The GoldTown Hotel and Casino Resort is a two-phase development to be located on a 45+ acres of land in Douglas County, Nevada. The current Phase I plans, estimated at approximately $125,000,000, includes an up to 300-room/suite resort, approximately 95,000 sq. ft. full-service casino, restaurants, convention facility, entertainment venues, and other related amenities. The project is expected to consist of approximately 30 acres of mixed-use development.

(GoldTown Hotel and Casino Resort rendering)

Douglas County is the site of some of Nevada’s earliest developments with historic communities scattered along the base of the Sierra Nevada Mountain range. Recognizing the strong essence of community pride, Company management, Bob Gross and our architects, Group West Companies, PLLC, spent several months meeting with local homeowners associations, businesses, county planning members, etc. to facilitate an open dialogue on the project.

At public meetings held on January 3, 2008 and February 5, 2008, the Douglas County Board of Commissioners approved Phases I and II in their entirety, including a building height variance, amendment to the existing special use permit, zoning map amendments, relocation of the gaming district overlay and tourist commercial zoning district, and reclassification of the remaining project site to ‘general commercial’. Our sincere thanks for the time and effort spent by Group West Companies, PLLC, James R. Cavilia, Esq. with the Carson City, Nevada firm of Allison, MacKenzie, Pavlakis, Wright & Fagan, the homeowners associations, Carson Valley businesses, planning commissions and the Douglas County Board of Commissioners.

During September 2007 and as amended in March 2008, the Company completed the acquisition of the New York City-based recruiting and temporary placement firm, Candidates on Demand Group, Inc. (“COD”). COD employs approximately 150 people and also has regional offices in North Palm Beach, Florida, Dallas, Texas, Melville, New York, Westchester County, New York and Lyndhurst, New Jersey. COD began operations in 2002 and for calendar year 2006 had audited revenues of $10.9 million and EBITDA of $859,000.

COD was purchased from its founder and sole shareholder, Michael C. Woloshin. During January 2008, Michael requested to step-down from his Chief Executive Officer responsibilities to focus on his business strengths, servicing and maintaining current clients, as well as business development. The Company appointed Anna Morrison as COD’s Interim Chief Executive Officer, and is actively interviewing candidates to permanently fill the CEO position.

It’s a pleasure to again congratulate our Border Grill Las Vegas Restaurant (the “Border Grill”) partners, management and employees for another record-breaking year. Audited Border Grill 2007 operating results reported revenues of $9,825,000 as compared to $8,605,000 for 2006, and that net income increased from $1,425,000 for 2006 to $1,779,000 for 2007. During May 2007, the Mandalay Bay Resort and Casino (now owned by MGM/Mirage) extended the Border Grill’s lease through June 2021. And, as previously announced, a $2,500,000 remodel and refurbishment of the Border Grill is anticipated to begin during April 2008 and be completed by August 2008.

In the June 30, 2007 “Annual Report to Stockholders” I mentioned that “one last loose end to manage” resulting from the 2005 sale of the former media assets and operations. Ironically, the “loose end” took longer to settle than we actually owned the media assets. However, despite a formal complaint from Genius Products, Inc. (“Genius”) with requested damages up to $2,400,000, during late-February 2008, the Company settled its litigation with a recorded non-cash net loss of $246,000. Major terms of the settlement include Genius’s unconditional release of 75,000 shares of Genius common stock (“GNPI”) to the Company, the release of 450,000 shares of escrowed GNPI stock to the Company, the release of 150,000 shares of escrowed GNPI stock to Genius, a mutual release from all future claims, and an extension of the expiration date of the Genius warrants held by the Company to September 2, 2012.

During 2007, the Company added one new member and returned a former member to our Board of Directors. Brian T. Seager, a real estate developer with projects in Las Vegas, Arizona and Utah, joined the Company’s Board as a new member during September. In addition to his current responsibilities as an independent member of the audit and compensation committees, Brian is providing assistance to the Company in planning for the development of the GoldTown Hotel and Casino Resort’s available thirty acres of mixed-use property.

Douglas R. Sanderson was appointed to our Board during November, but had previously served as a member from 1992 to 1997. Doug is President of Las Vegas-based La Jolla Gaming, but has also held President/CEO or other executive positions with Fortune Entertainment Corporation, Sega Gaming Technology, Inc. and Bally Gaming, Inc. Doug is also a former director of sales for International Game Technology, Inc. (IGT). Doug’s exceptional experience in the gaming industry has added depth to an already strong, experienced and independent Board.

Randolph C. Read, a member of our Board since 2003, resigned during 2007 due to personal and professional reasons.

Lastly and with deep sorrow, 2007 marked the sudden and very unexpected passing of our Board member, my best friend and wife of 21 years, Audrey K. Tassinari. Besides a strong advocate for the stockholders and a sounding board for me, she always offered an unbiased, unprejudiced--usually correct--solution to the business issues that we confronted through the years. Audrey’s presence is sorely missed on our Board and in my personal and family life. In closing, my family and I would like to acknowledge the many expressions of sympathy and condolence that we received from stockholders, business associates and friends.

As always, our AVCS Board of Directors and management team thank you for your continued support, and I look forward to reporting updates on these projects and/or other newsworthy developments on our web site (www.americanvantage.com) and through press releases as they happen.

Sincerely,
/s/ Ronald J. Tassinari
Ronald J. Tassinari
Chairman, President and Chief Executive Officer
March 27, 2008

Item 1. Report to Stockholders

i

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
American Vantage Companies and Subsidiaries
Las Vegas, Nevada

We have audited the accompanying consolidated statement of assets and liabilities of American Vantage Companies and its subsidiaries (collectively, the Company), including the schedule of investments, as of December 31, 2007, the related consolidated statements of operations and cash flows for the year ended December 31, 2007, the consolidated statements of changes in net assets for the year ended of December 31, 2007 and for the period from March 21 (the date the Company became a registered investment company, as explained in the final paragraph below), through December 31, 2006, and the consolidated statement of stockholders’ equity for the period from January 1, through March 20, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included physical examination or other appropriate auditing procedures where confirmations were not received of securities owned as of December 31, 2007. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statement referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2007, and the consolidated results of its operations and cash flows for the year then ended, the changes in its net assets for the year ended December 31, 2007 and for the period from March 21 through December 31, 2006, and stockholders’ equity for the period from January 1, through March 20, 2006, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1, as a result of its circumstances, the Company was required under federal securities laws to report as a registered investment company effective March 21, 2006, and, accordingly, change its method of carrying investments in nontraded investee entities from the equity method of accounting to a fair value basis and make other significant changes in the manner of presentation of its financial position and results of operations. As further explained in Note 1, such changes were made prospectively from their effective date, and financial results for periods presented prior to such date are presented on the accounting basis previously used.

/s/ Piercy Bowler Taylor & Kern
Piercy Bowler Taylor & Kern
Certified Public Accountants
Las Vegas, Nevada

March 27, 2008

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities	$13,136,000
Cash	1,142,000
Receivable from investee	810,000
Other receivables	1,813,000
Other	1,692,000

18,593,000

Liabilities
Accounts payable	516,000
Accrued liabilities and other payables	489,000
Notes payable	963,000

1,968,000

Net assets	$16,625,000

Analysis of net assets:
Net capital on shares of common stock, $.01 par; 100,000,000 shares
authorized; 6,729,107 shares issued and outstanding	$8,602,000
Retained earnings	8,023,000

Net assets (equivalent to $2.47 per share)	$16,625,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED SCHEDULE OF INVESTMENTS

	Name of unaffiliated user	Title of issue	Industry/ Ticker/ CUSIP	Number of Shares	Value at December 31, 2007	Percentage of investments at December 31, 2007

Common stock:	Candidates on Demand Group, Inc.	Common stock	Recruitment/ Temp. placement	100	$6,400,000	48.8%

	Genius Products, Inc.	Common stock	GNPI.OB	525,000	945,000	7.2%

					7,345,000	56.0%

Preferred stock:	Federal Premier Municipal Income Fund--Moodys: AAA	Series A	31423M204	14	350,000	2.7%

	Paine Webber Premium	Series B	69574F305	15	750,000	5.7%
	Municipal Income--Moodys: AAA; S&P: AAA

					1,100,000	8.4%

Warrants:
	Genius Products, Inc.	$2.56 Warrants	GNPI.OB	250,000	260,000	2.0%
	Genius Products, Inc.	$2.78 Warrants	GNPI.OB	700,000	707,000	5.4%

					967,000	7.4%

Other:
	Border Grill Las Vegas, LLC	Member shares	Restaurant		3,724,000	28.2%

					$13,136,000	100.0%

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2007

Investment income
Interest	$129,000
Dividend	5,000
Other	1,574,000

1,708,000

Expenses
Salaries and other compensation	876,000
Accounting and auditing fees	258,000
Consulting fees	259,000
Directors fees	131,000
Legal fees	297,000
Rent	121,000
Other	434,000

2,376,000

Net investment loss	(668,000)

Net realized gain (loss) from:
Equity securities of Genius Products, Inc.	(320,000)
Investment in Border Grill Las Vegas, LLC	490,000

170,000

Net unrealized appreciation (depreciation) from:
Equity securities of Candidates on Demand Group, Inc.	3,702,000
Equity securities of Genius Products, Inc.	(1,012,000)
Investment in Border Grill Las Vegas, LLC	(876,000)

1,814,000

Net realized gains and unrealized appreciation from investments	1,984,000

Net increase in net assets resulting from operations	$1,316,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

		From March 21,
	Year ended	through
	December 31, 2007	December 31, 2006

Increase in net assets from operations:
Operations:
Net investment loss	$(668,000)	$(1,872,000)
Net realized gain from investments	170,000	749,000
Net increase in unrealized appreciation on investments	1,814,000	1,157,000

Net increase in net assets resulting from operations	1,316,000	34,000

Capital share transactions:
Shares issued for investment in Candidates on Demand
Group, Inc.	1,800,000	-
Contribution from cancellation of liabilities	706,000	-
Stock option compensation	80,000	138,000

Total increase	3,902,000	172,000

Net assets at beginning of year or period	12,723,000	7,832,000
Cumulative effect of an accounting change	-	4,719,000

Net assets at end of year or period	$16,625,000	$12,723,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

					Accumulated
					Other
			Additional		Compre-	Total
	Common stock		Paid-in	Retained	hensive	Stockholders'
	Shares	Par Value	Capital	Earnings	Loss	Equity

Balance, January 1, 2006	5,729,107	57,000	$5,780,000	$2,652,000	$-	$8,489,000

Net loss				(436,000)		(436,000)

Stock option compensation			40,000			40,000

Unrealized loss on securities					(261,000)	(261,000)

Balance, March 20, 2006	5,729,107	$57,000	$5,820,000	$2,216,000	$(261,000)	$7,832,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS

Year ended
December 31, 2007

Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,316,000
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on sale of Genius equity securities	(88,000)
Net realized loss from settlement of Genius complaint	408,000
Net unrealized appreciation on investment in Candidates
on Demand Group, Inc.	(3,702,000)
Net unrealized depreciation on investment in Genius
common stock	482,000
Net unrealized depreciation on investment in Genius warrants	530,000
Net unrealized depreciation on investment in Border Grill
Las Vegas, LLC	876,000
Depreciation and amortization	8,000
Stock-based compensation	80,000
Bad debt expense	90,000
Proceeds from sale of Genius common stock	1,992,000
Purchase of common stock of Candidates on Demand Group, Inc.,
including direct costs	(898,000)
Purchase of investment in preferred stock	(1,100,000)
Increase in receivable from investee	(810,000)
Increase in other receivables	(1,848,000)
Decrease in other assets	58,000
Increase in accounts payable, accrued liabilities and other payables	366,000
Other	(7,000)

Net cash used in operating activities	(2,247,000)

(Continued)

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

Year ended
December 31, 2007

Cash flows from financing activities:
Redemption of standby letter of credit	$150,000
Proceeds from issuance of debt	963,000

Net cash provided by financing activities	1,113,000

Cash flows from investing activities:
Predevelopment costs for the GoldTown Hotel and Casino Resort	(1,352,000)

Net cash used in investing activities	(1,352,000)

Net decrease in cash	(2,486,000)
Cash, at beginning of year	3,628,000

Cash, at end of year	$1,142,000

Supplemental disclosure of cash and non-cash flow information:
Cash received from interest and dividend income	$61,000
Cash paid for interest expense	$26,000
Fair value of common stock issued by the Company for
investment in Candidates on Demand Group, Inc.	$1,800,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Nature of operations and summary of significant accounting policies

SEC filing status and related accounting change. Effective March 21, 2006, the Company registered under the Investment Company Act of 1940 (the “Act”) as a non-diversified closed-end management investment company. Prior to March 21, 2006, the Company was registered and reported under the Securities Exchange Act of 1934.

As a result of its registration with the SEC as a non-diversified closed-end management investment company under the Act, effective March 21, 2006, the Company changed its accounting to carry its investments in nontraded investees at estimated fair values and otherwise report utilizing specialized accounting principles applicable to registered investment companies. As provided in paragraph 9 of Statement of Financial Accounting Standards (“SFAS”) No. 154, Accounting Changes and Error Corrections, the effects of the change were presented prospectively from March 21, 2006, since retroactive restatement of prior periods was deemed impracticable because of pervasive differences in the presentation format and because of difficulty and hardship (as well as lack of utility to investors) of retroactively determining reliable estimated fair values on nontraded investments at earlier dates.

Until March 20, 2006, the Company recorded its equity interest in the Border Grill Las Vegas, LLC (“Border Grill”) using the equity method of accounting (based on the Company’s 49% equity interest in Border Grill’s net assets and the terms of the Border Grill operating agreement). As of March 21, 2006, the Company recorded a cumulative effect of an accounting change totaling $4,719,000 to report its investment in the Border Grill, based on the estimated fair value as required for entities registered under the Act.

Nature of business and business activities.

American Vantage Companies (with its controlled subsidiaries, collectively, “AVCS” or the “Company”)

At December 31, 2007, AVCS reports primarily consolidated operations for its subsidiary company, a Tribal gaming consulting company (see below “Brownstone, LLC” discussion) and a non-Tribal gaming company (see below “Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC” discussion).

At December 31, 2007, the Company also holds unconsolidated investments in a national recruitment and temporary placement services company (see below “Candidates on Demand Group, Inc.” discussion) and a Las Vegas “Strip”property restaurant (see below “Border Grill Las Vegas Restaurant” discussion).

Brownstone, LLC

On December 31, 2007, the Company’s wholly-owned subsidiary, American Vantage Brownstone, LLC (“AVCS-Brownstone”), holds a 100% interest in Brownstone, LLC, a Nevada limited liability company. On March 25, 2007, Brownstone, LLC, entered into a development and structuring fee arrangement (the “Big Sandy Development Agreement”) with the Big Sandy Rancheria Band of Western Mono Indians (the “Tribe”) and the Big Sandy Entertainment Authority. The Big Sandy Development Agreement provides for (i) a development fee equal to a percentage of the aggregate costs for developing, constructing, equipping and opening of a hotel and casino resort; and, (ii) a structuring fee on the gross amount of the initial, interim and permanent financings currently anticipated to aggregate approximately $450,000,000. The Tribe’s hotel and casino resort project is currently planned in Friant near Fresno, California.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Brownstone, LLC is developing this project with Robert F. Gross, Chief Executive Officer of RFG Gaming and Hospitality, LLC (“Mr. Gross”). During 2007, Mr. Gross provided chief executive officer services to Brownstone, LLC and received monthly consulting fees of $15,000 for such services. The Company and Mr. Gross are in contract negotiations to share in the equity membership of Brownstone, LLC’s reported net profits or losses (currently anticipated at a total percentage of 40% to Mr. Gross subject to other potential adjustments). However, no assurance can be given that the contract negotiations will be finalized based on the currently anticipated terms, on terms advantageous to the Company, or at all.

 Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC

At calendar year-end, AVCS-Brownstone holds a 100% interest in Brownstone GoldTown, LLC, a Nevada limited liability company. During 2007, Brownstone GoldTown, LLC formed Brownstone GoldTown CV, LLC, a Nevada limited liability corporation that will construct, own and operate a hotel and casino project (“GoldTown Hotel and Casino Resort”) to be located in Douglas County (within minutes of Nevada’s capital, Carson City).

During 2007, Brownstone GoldTown CV, LLC was in the predevelopment phase for the GoldTown Hotel and Casino Resort including the review of permanent financing proposals. Phase I of the GoldTown Hotel and Casino Resort is currently planned to include up to 300 hotel rooms and suites, approximately 95,000 square feet of casino space, up to 2,500 slot and video poker machines, up to 30 table games, a Bingo parlor, restaurants, etc. Phase II is currently planned to include up to 200 additional rooms, a special events center and parking structure.

At public meetings held on January 3, 2008 and February 5, 2008, the Douglas County Board of Commissioners approved Phases I and II in their entirety, including a building height variance, amendment to the existing special use permit, zoning map amendments, relocation of the gaming district overlay and tourist commercial zoning district, and reclassification of the remaining project site to ‘general commercial’.

Brownstone GoldTown, LLC is developing this project with Mr. Gross. For Mr. Gross’s project concept, predevelopment and management services, the Company is currently negotiating an equity interest in Brownstone GoldTown, LLC. To-date, the Company and Mr. Gross anticipate that, subject to certain to-be negotiated contractual adjustments to Brownstone GoldTown, LLC’s reported net profits or losses, Mr. Gross will receive a 49% total equity membership interest in Brownstone GoldTown, LLC. However, no assurance can be given that the contract negotiations will be finalized based on the currently anticipated terms, on terms advantageous to the Company, or at all.

Candidates on Demand Group, Inc.

Pursuant to the September 14, 2007 Agreement and Plan of Merger (the “CODGI Merger Agreement”) between the Company, the Company’s wholly-owned unconsolidated subsidiary, COD Acquisition Corporation, Candidates on Demand Group, Inc., (“CODGI”) and Michael C. Woloshin, founder and sole shareholder of CODGI, the Company acquired all of the outstanding common stock of CODGI. COD Acquisition Corporation was renamed Candidates on Demand Group, Inc. (with its controlled subsidiaries, COD Consulting Services, Inc., DealSplit, Inc. and Candidate Report Card Group, Inc., collectively, “COD”) and began operating as of September 15, 2007. As required by the Act, the Company carries its investment in COD at its estimated fair value.

COD is a national recruitment and temporary placement firm headquartered in New York City with regional offices in North Palm Beach, Florida, Dallas, Texas, Melville, New York, Westchester County, New York and Lyndhurst, New Jersey. COD’s extended customer base includes Fortune 500 companies with operations in the IT, legal, accounting, financing and engineering disciplines.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

At closing, in consideration of the acquisition of COD, the Company paid to Mr. Woloshin $500,000 in cash and issued 500,000 shares of the Company’s common stock valued at $1.80 per share, based on the closing price of Company common stock on September 14, 2007.

Also at closing, COD Acquisition Corporation delivered to Mr. Woloshin a subordinated promissory note in the amount of $1,500,000. The Company has guaranteed the subordinated promissory note.

A total of 500,000 shares of the Company’s common stock comprising a portion of the merger consideration are being held in escrow (the “Escrowed Shares”). Pursuant to the CODGI Merger Agreement, the Escrowed Shares are to secure Mr. Woloshin’s obligation to satisfy a potential shortfall to the Company in the event COD does not meet the 2007 audited pretax income statement benchmark of $1,083,000 for the period May 1, 2007 through May 31, 2008 (the “2007 Pretax Benchmark”). In the event the 2007 Pretax Benchmark shortfall exceeds the value of the Escrowed Shares (as defined in the CODGI Merger Agreement), at the Company’s discretion Mr. Woloshin would be required to also forfeit cash, reduce the subordinated promissory note and/or deliver back to the Company up to 250,000 of the shares issued directly to Mr. Woloshin at closing.

In the event COD operating results equal or exceed the 2007 Pretax Benchmark, the Company shall pay an additional $250,000 to Mr. Woloshin.

The COD Merger Agreement also provides for additional contingent merger consideration to Mr. Woloshin of up to 2,000,000 shares of the Company’s common stock (the “Contingent Common Stock”) and delivery of a second promissory note by COD Acquisition Corporation (the “Contingent Promissory Note”) in the amount of $1,500,000. The Contingent Common Stock and Contingent Promissory Note are based upon COD attaining certain 2008 and 2009 pretax income benchmarks ranging from $2,000,000 to $4,000,000.

Mr. Woloshin and the Company also entered into a seven-year voting agreement, dated as of September 14, 2007. See “Note 4 -- Net assets - Common stock.”

Effective March 10, 2008, an “Amendment to Agreement and Plan of Merger” (the “Amendment”) was executed between the Company, COD Acquisition Corporation and Mr. Woloshin. The Amendment provides for the following changes to the September 14, 2007 CODGI Merger Agreement:

▪	The Escrowed Shares are reduced from a total of 500,000 to 400,000 shares of the Company’s common stock (the “Amended Escrowed Shares”).

▪	The Contingent Common Stock is reduced from up to 2,000,000 to 1,600,000 shares of the Company’s common stock (the “Amended Contingent Common Stock”).

▪	The Contingent Promissory Note is reduced from $1,500,000 to $1,200,000 (the “Amended Contingent Promissory Note”).

▪	The 2007 Pretax Benchmark is reduced from $1,083,000 to $533,000 for the period of May 1, 2007 through December 31, 2007 (the “Amended 2007 Pretax Benchmark”).

▪	In the event COD operating results equal or exceed the 2007 Pretax Benchmark, the Company’s obligation to pay an additional $250,000 has been reduced to $200,000.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

▪	The timing of the pretax income benchmarks for calendar years 2008 and 2009 was amended to calendar years 2009 and 2010.

▪
Subject to regulatory compliance, the seven-year voting agreement was extended to fifteen years beginning September 14, 2007 or a longer period as mutually agreed by the parties or as mandated by any regulatory agency or authority.

In addition to the above contingent issuance of the Amended Escrowed Shares, Amended Contingent Common Stock, Amended Contingent Promissory Note and/or payment of cash as contingent consideration based on earnings, the contingency is subject to audits of the consolidated COD financial position and results of operations and cash flows for each respective period. Since management is of the opinion that not achieving the Amended 2007 Pretax Benchmark is more likely than not, no liability at December 31, 2007 has been recorded for the $200,000 in additional contingent consideration. The Company’s Audit Committee of the Board of Directors is responsible for engaging and pre-approving all audit and permissible non-audit services for the Company and COD.

Border Grill Las Vegas Restaurant

In November 1998, Vantage Bay Group, Inc. (“Vantage Bay”) a wholly-owned subsidiary of the Company, together with TT&T, LLC (“TT&T”), a nonaffiliated Nevada limited liability company, organized the Border Grill as a Nevada limited liability company. At December 31, 2007, Vantage Bay and TT&T hold 49% and 51% equity interests, respectively, in Border Grill. Border Grill owns and operates the Border Grill Las Vegas Restaurant at the Mandalay Bay Hotel and Casino (owned by MGM/Mirage) in Las Vegas, Nevada. As required by the Act, the Company carries its investment in the Border Grill at its estimated fair value.

Principles of consolidation. The consolidated financial statements include the accounts of American Vantage Companies and the wholly-owned or majority-owned subsidiaries that are collectively registered under the Act. These subsidiaries primarily include Vantage Bay Group, Inc., American Vantage Brownstone, LLC, Brownstone, LLC, Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC. All significant intercompany accounts and transactions have been eliminated.

The Company also holds a less than 5% investment in an unconsolidated subsidiary, Games Media, LLC that promotes gaming tours. Through March 20, 2006, the Company excluded the accounts of Games Media using the cost method of accounting based on the Company’s less than 5% equity interest in the net assets of Games Media. At December 31, 2006, the Company estimated that the fair value of this investment was zero.

The Company excludes the accounts of COD, Border Grill and Games Media in reporting its consolidated financial statements. As required by the Act, the Company carries its investments in COD, Border Grill and Games at their estimated fair values, and otherwise reports utilizing specialized accounting principles applicable to registered investment companies.

Receivable from investee. At its discretion, from time-to-time the Company may make non-interest bearing advances to COD for working capital requirements, capital expenditures, etc. At calendar year-end, such advances totaled $810,000 and are reported as a receivable from investee in the Company’s consolidated statement of assets and liabilities.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Other receivables. As discussed above, on March 25, 2007, Brownstone, LLC, entered into the Big Sandy Development Agreement for development and structuring fees to be earned from services provided for the Tribe’s hotel and casino resort project. For the year ended December 31, 2007, for these services Brownstone, LLC earned fees totaling $1,525,000 and recorded a receivable of $1,325,000 at December 31, 2007.

On March 25, 2007, Brownstone, LLC executed a Credit Agreement with the Tribe to provide an aggregate of $500,000 in initial financing (“Initial Financing”) for Tribal operating and predevelopment costs related to the Tribe’s hotel and casino resort project. During 2007, the Initial Financing was amended to provide an aggregate of $1,050,000. The terms of the Credit Agreement provided for repayment of the Initial Financing principal and accrued interest (at a rate of 13.0% per annum) on the date that is the earlier of: (a) the Big Sandy Rancheria Entertainment Authority or the Tribe entering into a bridge financing arrangement, (b) the Big Sandy Rancheria Entertainment Authority or the Tribe entering into an agreement with any person other than Brownstone, LLC providing for the development, financing or construction of the project, or (c) March 25, 2010.

On October 11, 2007, the Big Sandy Rancheria Entertainment Authority, the Tribe and an unaffiliated financing group executed a Senior Secured Credit Agreement in the amount of approximately $39,900,000 for the interim financing of the predevelopment costs. Under the terms of the Senior Secured Credit Agreement, at the closing of the bridge financing, the Company received a partial payment totaling $750,000 on the outstanding principal and interest balance of the initial financing. Additional terms per the Senior Secured Credit Agreement provide for payment of the Company’s remaining principal and accrued interest as certain contractual predevelopment milestones are met. At December 31, 2007, the outstanding principal and accrued interest totals $379,000.

Concentrations. As discussed above, a substantial portion of the Company’s receivables, other operating assets and activities are concentrated in Nevada, California, New York, Florida, Texas and New Jersey. Accordingly, changes in the economies of these states or the financial condition of the debtors could adversely affect the realizability of these assets or future operations.

The United States is engaged in a war of terrorism that is likely to continue to have far-reaching effects on the economic activity in the country for an indeterminable period. The long-term impact on the country and/or the economies of Nevada, California, New York, Texas and New Jersey and the effect on the Company’s operating activities cannot be predicted at this time.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, which estimates may require revision in future periods. Actual results could differ from those estimates.

Investments in securities.

General

As discussed previously, due to the Company’s March 21, 2006 registration with the SEC as a non-diversified closed-end management investment company under the Act, the Company changed its accounting to carry its investments at estimated fair values.

The Company does not hold or issue derivatives, derivative commodity instruments or other similar financial instruments for trading purposes.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Common stock

The value reported in the consolidated schedule of investments for the common stock of COD totaling $6,400,000 is based on a fair value appraisal performed by an independent investment banking firm during early-2008.

At December 31, 2006, the Company held 1,375,000 shares of Genius Products, Inc. (“Genius” or “GNPI”) common stock. Of the 1,375,000 shares of GNPI common stock acquired from Genius, a total of 675,000 shares of the Genius common stock were held in escrow, of which 350,000 shares had restrictions exceeding one year to secure the indemnification obligations under disposition agreements.

Effective May 17, 2007, May 18, 2007 and May 21, 2007, the Company privately placed 89,000, 69,000 and 542,000 shares of the Genius common stock, respectively, for gross proceeds of $2,024,000, net of direct sales costs totaling $32,000. In conjunction with this transaction, the Company recognized a gain of $88,000 which is included in net realized gain (loss) from equity securities of Genius Products, Inc on the Company’s consolidated statement of operations for the year ended December 31, 2007.

On May 31, 2007, the Company was served with a Complaint for Damages and Equitable Relief (the “Complaint”) filed by Genius for estimated damages totaling no less than $2,400,000 exclusive of prejudgment interest, costs and reasonable attorneys’ fees. Effective February 29, 2008, the Company and Genius agreed to mutual releases and a settlement of the Complaint which included the transfer of 150,000 shares to Genius of the GNPI common stock held in escrow. See additional discussion below concerning “Warrants” and “Note 10 - Subsequent events - Settlement of Genius Complaint” for a full discussion concerning the terms of the settlement.

For the year ended December 31, 2007, a realized loss of $408,000 for the transfer of the 150,000 shares to Genius of the GNPI common stock held in escrow is included in the Company’s consolidated statement of operations as net realized gain (loss) from equity securities of Genius Products, Inc.

For the year ended December 31, 2007, gains or losses from fluctuations in fair value for investments in common stock are recognized as net unrealized appreciation (depreciation) in the Company’s consolidated statement of operations. For the year ended December 31, 2007, the Company recorded a net unrealized appreciation (depreciation) on investments in the COD and GNPI common stock of $3,702,000 and $(1,012,000), respectively.

In accordance with Emerging Issues Task Force Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments and SEC Staff Accounting Bulletin Topic 5-M, Miscellaneous Accounting - Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities, the Company assesses whether an other-than-temporary impairment loss on the GNPI common stock has occurred due to declines in fair value or other market conditions. The periodic assessment is based on several criteria including volatility of market share prices of GNPI common stock, intent of the Company to place the GNPI securities the Company owns, as well as operations, current business activities, transactions or other trends related to GNPI. There were no other-than-temporary impairment losses during the year ended December 31, 2007.

Warrants

At December 31, 2007 and 2006, the Company held 250,000 GNPI warrants exercisable at $2.56 (the “$2.56 Warrants”) and 700,000 GNPI warrants exercisable at $2.78 (the “$2.78 Warrants”).

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As discussed above, on May 31, 2007 the Company was served with a Complaint by Genius for estimated damages totaling no less than $2,400,000 exclusive of prejudgment interest, costs and reasonable attorneys’ fees. Effective February 29, 2008, the Company and Genius agreed to mutual releases and a settlement of the Complaint. The settlement terms for the Complaint extended the expiration dates of the $2.56 Warrants and $2.78 Warrants from March 2, 2010 to September 2, 2012. See additional discussion above concerning “Common stock” and “Note 10 - Subsequent events - Settlement of Genius Complaint” for full discussion concerning the terms of the settlement.

For the year ended December 31, 2007, the Company recorded an unrealized gain of $162,000 as a result of extending the exercise term for the $2.56 Warrants and $2.78 Warrants. The unrealized gain is included as a net increase in unrealized appreciation (depreciation) on investments from equity securities of Genius Products, Inc. for the year ended December 31, 2007.

For the year ended December 31, 2007, gains or losses from fluctuations in the fair value of the $2.56 Warrants and $2.78 Warrants are recognized in net increase in unrealized appreciation (depreciation) on investments in the Company’s consolidated statement of operations. Including the unrealized gain of $162,000 for extending the exercise term, the Company recorded a net decrease in unrealized appreciation (depreciation) on investments in warrants of $530,000 for the year ended December 31, 2007.

Other (Border Grill)

The values reported in the consolidated schedule of investments for the member shares of Border Grill totaling $3,724,000 are based on a fair value appraisal performed by an independent financial firm during early 2008. For the year ended December 31, 2007, unrealized gains or losses from fluctuations in fair value of the Border Grill are recognized as net unrealized appreciation (depreciation) in the Company’s consolidated statement of operations. From the investment in Border Grill, for the year ended December 31, 2007, the Company recorded unrealized depreciation of $876,000.

Prior to January 1, 2007, the Company had received a return of all of its initial capital investment and the priority return required under the Border Grill operating agreement and now receives pro rata distributions based on its 49% ownership. For the year ended December 31, 2007, these pro rata distributions totaled $490,000.

Cash. At December 31, 2007, the Company’s cash balance primarily includes money market funds with 30-day to annual interest yield rates varying from 1.49% - 4.32%.

The Company is subject to concentrations of credit risk associated with cash and cash equivalents. The Company places cash and/or cash and cash equivalents with financial institutions with investment grade credit ratings. The Company is exposed to minimal market risks as its investment policy allows only short-term, highly-rated securities. The financial institutions are FDIC insured on amounts up to $100,000. In aggregate, such insured limits are exceeded by $1,839,000 at December 31, 2007.

Other investment income. Other investment income consists primarily of consulting, development, and structuring fees earned by Brownstone, LLC.

Stock-based compensation. Based upon stock options outstanding at December 31, 2007, $80,000 in compensation expense is included in salaries and other compensation on the consolidated statement of operations. For the year ended December 31, 2007, the Company did not grant stock options to any employees, directors or third parties.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Legal defense costs. The Company does not accrue for estimated future legal and related defense costs, if any, to be incurred in connection with outstanding or threatened litigation and other disputed matters but rather, records such as period costs when the services are rendered.

Income taxes. The Company accounts for income taxes under the asset and liability method which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company records net deferred tax assets to the extent that it is believed these assets will more likely than not be realized. In making such determination, management considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. At December 31, 2007, the Company has booked a full valuation allowance against the net deferred tax assets. In the event management determines that the Company would be able to realize the deferred income tax assets in the future, in excess of their net recorded amount, an adjustment to the valuation allowance would be recorded to reduce the provision for income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company did not recognize an increase in the liability for unrecognized tax benefits. The adoption of FIN 48 did not impact the Company’s January 1, 2007 balance of retained earnings.

Note 2 - Other assets

Other assets consist of:

December 31, 2007

GoldTown Hotel and Casino Resort predevelopment costs	$1,377,000
Prepaid expenses	174,000
Restricted cash	100,000
Other	41,000

$1,692,000

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Prepaid expenses primarily include premiums for general business, directors and officers liability and employee insurances.

See “Note 6 -- Commitments and contingencies” for discussion concerning restricted cash.

Note 3 - Notes payable

Notes payable consist of:

	Issuance Date	Annual Interest Rate	Interest-only Payments Starting Date	December 31, 2007

Promissory note	June 2007	12.0%	October 1, 2007	$425,000
Promissory note	August 2007	12.0%	November 1, 2007	338,000
Promissory note	September 2007	12.0%	November 1, 2007	200,000

				$963,000

Brownstone GoldTown, LLC entered into three separate promissory notes (the “GoldTown Notes”) with a non-affiliated private company to finance a portion of the GoldTown Hotel and Casino Resort predevelopment costs. The GoldTown Notes provide for interest-only payments, beginning as per the above schedule and continuing on the first day of each third month thereafter through maturity. The maturity date for the GoldTown Notes are the earlier of the fifth day following receipt by Brownstone, LLC of Big Sandy Development Agreement fees for development or structuring services from the Tribe’s permanent financing of their planned California casino project.

Note 4 - Net assets

Preferred stock. The Board of Directors has authority, without additional stockholder approval, to issue up to 10,000,000 shares of preferred stock and to set the various terms including, without limitation, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences. Conversion rights associated with a future issuance of preferred stock could dilute the interest of the holders of common stock. Voting rights and liquidation preferences could also be senior to the rights and preferences of the common stockholders.

Common stock. In connection with the September 14, 2007 acquisition of the CODGI common stock (see “Note 1 - Nature of operations and summary of significant accounting policies - Nature of business and business activities - Candidates on Demand Group, Inc.”) the Company and Mr. Woloshin entered into a seven-year voting agreement (the “COD Voting Agreement”). The COD Voting Agreement provides that Mr. Woloshin will unconditionally vote, or at the Company’s request, grant a proxy to the Company’s Board of Directors to vote any and all common stock or other securities of the Company owned by Mr. Woloshin as directed by the Company’s Board of Directors.

Effective March 10, 2008, the COD Voting Agreement was extended to fifteen years beginning September 14, 2007 or a longer period as mutually agreed by the parties or as mandated by any regulatory agency or authority.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As partial consideration for the April 2003 acquisition of the assets and operations of a California limited liability company, the Company assumed a $523,000 promissory note payable to the former owners of the acquired limited liability company. Effective June 1, 2007, in exchange for the restoration of full voting rights relative to the Company’s common stock issued to these former owners in connection with the April 2003 acquisition, the $523,000 promissory note and related accrued interest of $183,000 were cancelled and the Company released from any future obligations. Since these creditors, as a group, are known to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and because the forgiveness of this obligation could enhance their ownership rights, the debt extinguishment was treated as a contribution to the Company’s capital.

Stock repurchase program. From time to time, the Company may repurchase, without additional shareholder approval, up to an aggregate of $2,000,000 of its common stock in the open market or in privately negotiated transactions, with the timing and terms of such purchases to be determined by management based on market conditions. There is no expiration date for the repurchase program. The Company had purchased a total of 387,027 shares ($415,000) prior to August 1, 2002. The Company has not purchased shares subsequent to August 1, 2002.

Stock plans. As a result of the Company’s March 21, 2006 registration with the SEC as a non-diversified closed-end management investment company under the Act the Company did not issue stock options to its employees, officers and/or directors during the year ended December 31, 2007. At December 31, 2007, the Company has one active stock plan with 750,000 shares authorized and 410,000 shares available for issuance to employees, officers and directors of the Company and others who are involved in the continuing development and success of the Company. In addition, the Company has three expired stock option plans which authorized: (i) 500,000 shares for issuance to officers of the Company: (ii) 833,334 shares for issuance to key employees, including officers of the Company; and, (iii) 833,334 shares for issuance to employees, officers and directors of the Company and others. Options, under all plans, have generally not been granted at less than 100% of the market value of the Company’s common stock on the date of grant.

The following is a summary of activity of outstanding stock options under the four plans:

					Employees, Officers
	Officers		Key Employees		Directors, Others

Common shares reserved for issuance	500,000		833,334		1,583,334

Outstanding, January 1, 2007	11,696	$1.13	83,970	$1.16	1,033,335	$1.85
Granted	-	-	-	-	-	-
Exercised	-	-	-	-	-	-
Canceled / expired	-	-	-	-	-	-

Outstanding, December 31, 2007	11,696	$1.13	83,970	$1.16	1,033,335	$1.85

Options outstanding -- weighted average remaining contractual life (years) // range of prices	2.1	$1.13	2.1	$1.13 - $1.63	5.0	$0.93 - $2.87

Options exercisable -- weighted average remaining contractual life (years) // range of exercise prices	2.1	$1.13	2.1	$1.13 - $1.63	4.9	$0.93 - $2.87

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Warrants. In connection with a 2003 asset acquisition agreement among Enigma Media, Inc. (“Enigma”) and the Company, the Company issued to Enigma warrants, which were valued at $0.75 each, to purchase a total of 1,000,000 shares of the Company’s common stock, par value $0.01 per share, at an exercise price of $5.00 per share, expiring on December 31, 2013. The Company and Enigma fixed the terms of the Enigma warrants pursuant to arm’s-length negotiations.

Commencing on July 1, 2007, the Company has the right to redeem the Enigma warrants, in whole or in part, at a redemption price of $0.75 per Enigma warrant, provided that the average of the closing sale prices of the Company’s common stock as reported on the Nasdaq Stock Market or other reporting system that provides last sale prices, has been at least 200% of the exercise price for a period of 20 consecutive trading days ending on the third day prior to the date on which the Company gives notice of redemption. The Company has not yet redeemed any of the Enigma warrants.

Holders of the Enigma warrants have the right to demand one registration for resale of the shares underlying the Enigma warrants at the expense of the Company and two additional registrations at their own expense. They also have unlimited piggyback registrations with respect to shares that have not been previously registered.

Note 5 - Income taxes

The components of income tax benefit (expense) are as follows:

Year ended
December 31, 2007

Current income taxes	$(516,000)
Tax benefit of loss carryforwards	516,000

$-

The reconciliation between the Company’s effective tax rate on income from continuing operations and the statutory tax rate (34%) is as follows:

	Year ended	Year ended
	December 31, 2007	December 31, 2007

Income before tax at federal statutory rate	34%	$447,000
Federal nondeductible/nontaxable items	1%	15,000
Federal return to provision adjustment	43%	561,000
Federal and state equity based compensation	2%	23,000
State and local income taxes, net of federal tax benefit	2%	25,000
State nondeductible/nontaxable items	-3%	(45,000)
State return to provision adjustment	1%	19,000
Federal employment tax credits	-3%	(40,000)
Change in valuation allowance	-77%	(1,005,000)
Income tax benefit (provision)	0%	-

	-	$-

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Major components of the Company’s net deferred income taxes are as follows:

December 31, 2007

Deferred tax assets:
Intangibles	$218,000
Accruals	34,000
Other deferred tax assets	122,000
Federal NOL	2,654,000
Capital loss carryforward	476,000
Miscellaneous carryforwards	41,000
FICA tax credit	225,000
California NOL	618,000
Various state NOLs	89,000

Total deferred tax assets	4,477,000
Less: deferred tax asset valuation allowance	(1,294,000)

Deferred tax assets, net	3,183,000

Deferred tax liabilities:
Basis in securities	(2,936,000)
Deferred state taxes	(245,000)
Other	(2,000)

Deferred tax liabilities, net	(3,183,000)

Deferred income taxes, net	$-

At December 31, 2007, the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $7,805,000 which expire in the tax years ending 2023 through 2026, $224,000 in employment tax credit carryforwards which will expire in the tax years ending 2021 through 2025, and $23,000 in charitable contribution credit carryforwards which will expire in the tax years ending in 2008 through 2011. The Company also has capital loss carryforwards of approximately $1,400,000 which will expire in the tax year ending in 2010. Furthermore, the Company has an IRC Section 179 deduction carryforward of $97,000 which is carried forward indefinitely. The Company has a California net operating loss of approximately $6,987,000 which will expire in the tax years ending in 2012 through 2016. The Company has New York state and city net operating loss carryforwards of approximately $1,219,000 and $1,229,000, respectively, which will expire in the tax years ending in 2023 through 2026.

Management believes that it is more likely than not that the benefit from the Company’s loss carryforwards will not be realized. In recognition of this risk, the Company has provided a valuation allowance on the Company’s net deferred tax assets. If or when recognized, the tax benefits relating to any reversal of the valuation allowance on the deferred tax assets at December 31, 2007 will be recognized as a reduction of income tax expense.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company does not have a balance of unrecognized tax benefits at December 31, 2007. The Company recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Company does not believe currently unrecognized tax positions will significantly change in the next twelve months.

The Company is subject to taxation by Federal and various state governments. With few exceptions, the Company is no longer subject to Federal, state or local examinations by tax authorities for years before 2001.

Note 6 - Commitments and contingencies

Operating lease commitments. On September 30, 2007, the Company’s lease agreement for its corporate office space located in Las Vegas, Nevada expired and converted to a month-to-month lease. During January 2008, the Company executed an amendment to the original lease providing for an extension of the lease term from January 1, 2008 through May 31, 2008. Except for the extension of the lease term, all other existing lease terms including a monthly base rental amount of $3,000 and payment of taxes, insurance, maintenance and other expenses related to the leased property are unchanged from the original lease agreement.

See “Note 10 -- Subsequent events” concerning the January 2008 purchase of the Company’s new corporate office building in Las Vegas, Nevada.

The lease obligations for the two offices utilized by former subsidiaries of the Company located in Santa Monica, California (“1819 Colorado” and “1823 Colorado”) and executive (“20th Floor”) and operations offices (“17th Floor”) located in New York, New York were assumed by the Company in connection with the March 21, 2005 disposition of the former subsidiaries.

During September 2005, the Company subleased 1819 Colorado for the remainder of the lease term to an unaffiliated third party at an amount equal to the Company’s rental obligations under the lease for such office. The sublease terms also provided for a security deposit totaling $96,000, which approximated three months of rent. During 2007, the 1819 Colorado sublessee defaulted on the sublease agreement due to non-payment of the monthly rental obligations. The security deposit was retained by the Company as partial payment for the 1819 Colorado sublease rental obligations that were in default.

Effective December 17, 2007, the Company was released from any future obligations incurred from the 1819 Colorado office lease due to the execution of a new master lease between an unaffiliated third party and the 1819 Colorado landlord. At December 31, 2007, the Company has recorded a receivable totaling $181,000 related to the default rental obligations incurred through that date by the former sublease tenant at 1819 Colorado. The Company intends to fully and vigorously pursue collection of this sublease rental receivable including any additional associated costs, e.g., collection costs, etc.

Effective May 2006, the Company subleased 1823 Colorado for the remainder of the lease term to an unaffiliated third party at an amount equal to the Company’s rental obligations under the lease for such office. In connection with the execution of the 1823 Colorado lease agreement, the sublessee purchased a $99,000 standby letter of credit benefiting the Company. The lease agreement for 1823 Colorado expires in April 2009 and provides for a monthly base lease amount of $17,000.

During January 2008, the 1823 Colorado sublessee defaulted on the sublease agreement due to non-payment of the monthly rental obligations. The Company has executed monthly drawdowns of the standby letter of credit as payment for the 1823 Colorado sublease rental obligations that are in default.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Merger agreement terms for the March 21, 2005 disposition of subsidiaries provided that Genius could occupy the 17th Floor and 20th Floor for a transitional period, upon reimbursement of the Company’s actual monthly rental cost. Effective August 30, 2005, Genius relocated all staff from the 17th Floor to the 20th Floor.

At December 31, 2007, Genius continued to occupy the 20th Floor at the Company’s actual monthly rental cost. As discussed in “Note 1 - Nature of operations and summary of significant accounting policies - Investments in securities - Common stock”, effective February 29, 2008 the Company and Genius executed a settlement of the Genius’ Complaint related to certain representations contained in the March 21, 2005 Merger Agreement.. As a provision of the settlement, effective January 1, 2008, the Company agreed to lower the monthly sublease rental payments for the 20th Floor to no more than $12,000. The monthly obligation for the 20th Floor lease is a total of approximately $18,000 per month. The 20th Floor lease expires June 30, 2008.

Effective February 15, 2006, the Company subleased the 17th Floor to a third party. Except for a discounted monthly base rental rate of $11,000, the sublease terms are equal to the Company’s rental obligations. At December 31, 2007, the Company has an accrual of $22,000 related to the future discounted rental expense generated from these discontinued operations, which is included in accrued liabilities and other payables on the Company’s consolidated statement of assets and liabilities. The monthly obligation for the 17th Floor lease is a total of approximately $14,000 per month. The 17th Floor lease expires June 30, 2008.

The aggregate future minimum commitments under the operating leases less contracted sublease rental amounts, are as follows:

Year ended December 31,

2008	$414,000
2009	53,000

Total future minimum rental payments required	467,000
Less: sublease rentals	(399,000)

$68,000

Rent expense and receipts from sublease rentals for the year ended December 31, 2007 totaled $121,000 and $602,000, respectively.

Restricted cash. In connection with the April 2004 execution of the 1819 Colorado and 1823 Colorado lease agreements, a $350,000 standby letter of credit benefiting the landlord was purchased. To the extent that the lease agreements are not in default, the terms of the standby letter of credit provided for individual decreases of $50,000 on each of April 1, 2005, 2006 and 2007.

As discussed above in Note 6 - Commitments and contingencies - operating lease commitments, effective as of December 17, 2007, the Company was released from any future obligations incurred from the 1819 Colorado office lease. As of that date, the standby letter of credit was also decreased by $100,000.

The standby letter of credit, totaling $100,000 at December 31, 2007 is included in other assets in the consolidated statement of assets and liabilities.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Off-balance-sheet financing arrangements. At December 31, 2007, the Company has an outstanding contingent liability totaling $1,433,000 for the Company’s guarantee of the COD lines of credit.

Per the Amendment for the consideration of the September 14, 2007 acquisition of the CODGI business, COD delivered to Mr. Woloshin a subordinated promissory note in the amount of $1,200,000. The subordinated promissory note is subordinate to the rights of the senior debtor holding the COD lines of credit and the Company. The Company has also guaranteed the subordinated promissory note in the event of default, bankruptcy or liquidation by the Company or COD.

Litigation and claims. In the ordinary course of business, the Company may be involved in legal proceedings regarding contractual and employment relationships, trademark or patent rights, and a variety of other matters. Contingent liabilities are recorded when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. The Company discloses contingent liabilities when there is a reasonable possibility that the ultimate loss will materially exceed the recorded liability. Estimating probable losses requires analysis of multiple factors, in some cases including judgments about potential actions of third party claimants and courts. Therefore, actual losses in any future period are inherently uncertain. Currently, the Company believes that no pending legal proceedings or claims, in the ordinary course of business, will have a material impact on the Company’s financial position or results of operations and, accordingly, has not recorded estimated minimum losses in connection with these matters. However, if actual or estimated probable future losses exceed the recorded liability for such claims, additional charges may be recorded as other expense in the Company’s consolidated statement of operations during the period in which the actual loss or change in estimate occurs.

Note 7 - Related party transactions

For serving on the Board of Directors of the Company, the Company’s current non-employee directors were paid $131,000 for the year ended December 31, 2007.

See also “Note 10 -- Subsequent events - Corporate office building purchase.”

Note 8 - Employee benefit plans

2004 Employee Stock Purchase Plan. In June 2004, the Company’s shareholders approved the 2004 Employee Stock Purchase Plan (“Stock Purchase Plan”). Under the Stock Purchase Plan, eligible employees, may in the aggregate, purchase up to 1,500,000 shares of common stock at semi-annual intervals through periodic payroll deductions. Purchases are limited to a maximum value of $25,000 per calendar year based on the Internal Revenue Code Section 423 limitation. At the discretion of the Company’s Compensation Committee, the Stock Purchase Plan may be opened for shares to be purchased on July 1 and January 1 of each year until termination of the plan on December 31, 2009. The purchase price is 85% of the lower of (i) the fair market value of the common stock on the participant’s entry date into the offering period, or (ii) the fair market value on the semi-annual purchase date. To date, the Compensation Committee has not opened the Stock Purchase Plan.

Retirement plan. Company employees meeting certain eligibility requirements participate in a simplified employee pension plan. Employer contributions to this plan are made on a discretionary basis and were $88,000 for the year ended December 31, 2007.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9 - Financial highlights

		From March 21,
	Year ended	through
	December 31, 2007	December 31, 2006

Per share operating performance (for a share of
capital stock outstanding throughout the period):
Net asset value, beginning of period	$2.22	$2.22
Gain (loss) from investment operations --
Net investment loss	(0.11)	(0.33)
Net realized gain on investments	0.03	0.13
Net unrealized appreciation on investments	0.33	0.20

Net asset value, at end of year or period	$2.47	$2.22

Total investment return	11.2%	0.0%
Market value, at end of year or period	$1.50	$1.15

Supplemental data:
Net assets, end of period	$16,625,000	$12,723,000
Ratio to average net assets --
Expenses	17.28%	21.57%
Net investment loss	4.86%	20.08%
Average amount of borrowings outstanding
during the period	$743,000	$523,000
Weighted average number of shares outstanding
during the period	6,020,774	5,729,107
Average amount of debt per share	$0.14	$0.09
Portfolio turnover rate	0.00%	0.00%

The total investment return calculation has not been annualized for March 21, through December 31, 2006.

The ratio to average net assets calculations for expenses and net investment loss have been annualized for March 21, through December 31, 2006.

For the year ended December 31, 2007 and March 21 through December 31, 2006, there were no investment advisory fee waivers or operating expense subsidies that would impact the ratio to average net assets-expenses calculation.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 10 - Subsequent events

Corporate office building purchase. On January 3, 2008, the Company purchased a 4,045 square foot ‘grey-shell’ building in Las Vegas, Nevada for use as the corporate office. The total purchase price of $1,415,000 includes primarily the building cost, an undivided interest as a tenant-in-common for the building site and tenant improvements. The Company financed the purchase of the building and the tenant improvements with SouthwestUSA Bank (“SouthwestUSA”). Jeanne Hood, a director of the Company, is a director of SouthwestUSA. At the close, the Company entered into a variable rate line of credit with SouthwestUSA in the principal amount of $1,132,000 with a floating rate of 1.0% above the prime rate index (which was 8.25% at January 3, 2008). The line of credit provides for interest-only monthly payments beginning January 28, 2008 through the maturity date of December 28, 2008.

Settlement of Genius Complaint. On May 31, 2007 the Company was served with a Complaint filed by Genius for estimated damages and equitable relief totaling no less than $2,400,000 exclusive of prejudgment interest, costs and reasonable attorneys’ fees. Genius asserted that the Company made certain misrepresentations in connection with a March 21, 2005 Agreement and Plan of Merger (the “Merger Agreement”) to which the Company, AVMC and Genius are parties. These claims were the subject of a Notice from counsel for Genius on May 25, 2006.

The Notice set forth certain claims and demands of Genius arising out of the Merger Agreement. In the Notice, Genius asserted that the Company represented that (i) at February 28, 2005, AVMC’s consolidated accounts payable was no more than $5,275,000 and its accounts receivable was not less than $4,531,000; (ii) the Company represented that AVMC had no pending suits, claims, actions, proceedings or investigations; and, (iii) the Company represented that all material taxes owed by AVMC had been paid. The Notice asserted that the Company intentionally failed to disclose or concealed facts relating to these representations.

The Company believed that such representations were not inaccurate when made and, in response to the Complaint, during July 2007, the Company filed a Motion to Strike in the Superior Court of the State of California.

Effective February 29, 2008, the Company and Genius agreed to a settlement of the Complaint and mutual releases primarily on the following terms:

▪
A total of 600,000 shares of Genius common stock comprising a portion of the consideration received by the Company in the AVMC disposition have been held in escrow. The settlement provides for the release of 450,000 shares of the Genius common stock to the Company and 150,000 shares of the Genius common stock to Genius.

▪	Genius will hold AVCS harmless from all future claims that may arise from certain liabilities or obligations incurred by the media assets sold to Genius on March 21, 2005.

▪	Genius will release to the Company 75,000 shares of Genius common stock.

▪
A portion of the consideration received from the sale of the media assets to Genius included five-year warrants to purchase additional shares of Genius common stock. At December 31, 2007, the Company held 250,000 $2.56 Warrants and 700,000 $2.78 Warrants. The settlement terms for the Complaint extended the expiration dates of the $2.56 Warrants and $2.78 Warrants from March 2, 2010 to September 2, 2012.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the year ended December 31, 2007, in conjunction with the release to Genius of the 150,000 shares of GNPI common stock, the Company recorded a loss of $408,000 which is recognized in the Company’s consolidated statement of operations as net realized gain (loss) from equity securities of Genius Products, Inc. The Company also recorded an unrealized gain of $162,000 as a result of extending the exercise term for the $2.56 Warrants and $2.78 Warrants.

Border Grill guaranty. On May 1, 2007, the Border Grill signed a lease extension through June 2021 with a Las Vegas “Strip” property, the Mandalay Bay Resort and Casino (owned by MGM/Mirage). The extension was conditioned upon a minimum $2,000,000 expansion and refurbishment.

During November 2007, the Border Grill entered into a commitment letter with a bank for a non-revolving line of credit in the in the amount of $2,500,000 for the expansion and refurbishment of the Border Grill Las Vegas Restaurant. The terms of the line of credit include a conversion feature to a seven-year term loan (the “Term Loan”) at an annual fixed interest rate of 7.375%. The Term Loan is collateralized by all the assets of the Border Grill Las Vegas Restaurant including fixtures and equipment, inventory, accounts receivable and general intangibles.

Under the terms of the commitment letter, the Term Loan is subject to certain financial reporting covenants and is conditioned upon the Company and TT&T providing joint and several guaranties (the “Guaranty”) in the event of a default in payment by Border Grill. In the event that the Company and TT&T are required to make any payments pursuant to the Guaranty, such payments shall be in proportion to the member’s respective 49% and 51% equity ownership in Border Grill. The Company and TT&T have provided reciprocal pledges of a first priority security interest in each member’s equity ownership interest and rights to receive distributions, profits or capital from the Border Grill if the Company and/or TT&T are unable to meet the Guaranty payment requirements.

Amendment to Candidates on Demand Group, Inc. Agreement and Plan of Merger. Pursuant to the September 14, 2007, CODGI Merger Agreement the Company acquired all of the outstanding common stock of CODGI.

Effective March 10, 2008, an Amendment to the CODGI Merger Agreement was executed between the Company, CODGI and Mr. Woloshin. See further discussion concerning the terms of the Amendment in “Note 1 - Nature of operations and summary of significant accounting policies - Nature of business and business activities -- Candidates on Demand Group, Inc., Note 4 -Net assets - Common stock and Note 6 - Commitments and contingencies. "

Item 2.  Code of Ethics.

The Company’s board of directors has established a code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions at the Company’s subsidiaries. The Company’s code of ethics is posted on its web site at www.americanvantage.com.

Item 3.  Audit Committee Financial Expert.

The Company’s Board of Directors has determined that Jeanne Hood, the Audit Committee’s Chairperson and an independent director, is an “audit committee financial expert”.

Jeanne Hood has been a director of the Company since February 1994 and chairman of the Company’s audit committee since March 2002. Ms. Hood was a gaming consultant to the Company from February 1994 to April 2000. Since January 2000, she has served on the board and audit committee of SouthwestUSA Bank. Ms. Hood served as a director of Pioneer Citizens Bank (a Nevada statewide bank) until its merger during 2000 with Zions, a large regional bank with offices in seven states. Since January 2000, she has served on the board of SouthwestUSA Bank. From 1985 to 1993, Ms. Hood served as President and Chief Executive Officer of Elsinore Corporation, a publicly-traded gaming company. From 1977 to 1993, Ms. Hood served as President and Chief Executive Officer of Four Queens, Inc., then the owner and operator of the Four Queens Hotel Casino in Las Vegas, Nevada, and a wholly-owned subsidiary of Elsinore Corporation.

Item 4.  Principal Accountant Fees and Services.

The following table sets forth the fees billed by the Company’s independent accountants for the years ended December 31, 2007 and 2006 for the categories of services indicated.

Category	2007	2006

Audit fees (1)	$96,000	$110,000
Audit-related fees (2)	52,000	10,000
Tax fees (3)	95,000	1,000
All other fees (4)	0	0

(1)
Consists of fees billed for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of the Company’s interim financial statements and that are not reported under “audit fees” in this table.

(3)	Consists of professional services rendered for tax compliance, tax advice and tax planning. The nature of these tax services is tax preparation.

(4)	The Company’s independent accountants did not provide any other services during the two fiscal years.

The Company’s Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has designated its chairperson, Jeanne Hood, to pre-approve permissible non-audit services provided by the independent registered public accounting firm. Generally, the entire Audit Committee pre-approves audit services to be performed on quarterly and annual financial statements. The chairperson presents all pre-approved services to the full Audit Committee for their review and ratification. The percentage of services set forth above in the categories “Audit fees,” “Audit-related fees,” “Tax fees” and “All other fees” that were approved by the Audit Committee was 100%. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Item 5.  Audit Committee of Listed Registrants.

The Audit Committee of the Company’s Board of Directors, presently consisting of three independent directors, is responsible for the appointment of the independent registered public accounting firm and reviews with the independent registered public accounting firm and management, the scope and the results of the annual audit and other matters relating to the financial affairs of the Company as they deem appropriate.

The current members of the Audit Committee are Jeanne Hood (Chairperson), Steven G. Barringer and Brian T. Seager.

Item 6.  Schedule of Investments.

See “Item 1. Report to Stockholders” for the consolidated schedule of investments as of December 31, 2007.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management  Investment Companies.

The Company’s President and Chief Executive Officer is responsible for determining proxy voting for equity securities held by the Company. As they deem appropriate, the Company’s Board of Directors may also determine how to vote proxies related to equity securities.

Proxy voting policy. A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, is on the Company’s website at www.americanvantage.com (“SEC Public Filings” - Report name: N-PX) or on the SEC’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

The officers of the Company are principally responsible for its operations. The Company is not engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the Company has no investment advisors, administrator, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The Company’s Chief Executive Officer and Chief Accounting Officer (principal financial officer) are primarily responsible for the day-to-day management of any such investments.

Name	Title	Years of Service	Business Background for Past Five Years

Ronald J. Tassinari	President, Chief Executive Officer, and Chairman of the Board of Directors	29
Mr. Tassinari is an original founder of the Company, and has served as the Company’s Chief Executive Officer, President and Chairman of the Board of Directors since the Company’s inception in August 1979. Mr. Tassinari also is the Chairman of the Board of Directors for the Company’s subsidiaries, Brownstone, LLC, Brownstone GoldTown, LLC, Brownstone GoldTown CV, LLC and Candidates on Demand Group, Inc.

Anna M. Morrison	Chief Accounting Officer (Principal Financial Officer)	5
Ms. Morrison was appointed Chief Accounting Officer of the Company in April 2003. Ms. Morrison also serves as the Chief Financial Officer for Brownstone, LLC, Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC, as well as Secretary and Treasurer of the Board of Directors for Candidates on Demand Group, Inc.

From August 2002 to April 2003, she provided financial and accounting services to the Company as an outside consultant. She was president of Morrison Business Resources, Inc. and an associate with Resources Connection, Inc. and Robert Half International, Inc. from 1997 to August 2002. Ms. Morrison served as a manager and an associate for Price Waterhouse LLP, a predecessor of PricewaterhouseCoopers LLP from 1987 to 1992 and from 1993 to 1996. Ms. Morrison is a certified public accountant.

The following table sets forth, with respect to the twelve months ended December 31, 2007, all compensation earned by the Company’s President and Chief Executive Officer and Chief Accounting Officer as of the close of business on December 31, 2007:

Long-Term
Compensation
	Annual Compensation					Awards
Securities
				Other Annual		Underlying
Name and Principal Position(s)	Period	Salary	Bonus	Compensation		Options

Ronald J. Tassinari,	For the year ended	$333,000	$75,000	$44,000	(1)	-
President and Chief Executive Officer	December 31, 2007

Anna M. Morrison,	For the year ended	$220,000	$50,000	$44,000	(1)	-
Chief Accounting Officer	December 31, 2007

(1) Includes SAR/SEP retirement plan contributions totaling $44,000 the Company made on the named executive officer’s behalf.

Mr. Tassinari’s compensation was negotiated with and approved by the Compensation Committee. Ms. Morrison’s compensation was negotiated with Mr. Tassinari and approved by the Compensation Committee.

The salaries of each of Mr. Tassinari and Ms. Morrison are based on contractual/negotiated fixed amounts with the negotiating criteria primarily based on tenure with the Company, position and past employment experience.

As necessary or appropriate, the Compensation Committee has also utilized the services of a compensation consultant. The Company’s employment agreements with both executive officers provide that any bonuses are at the discretion of the Compensation Committee and Board. Certain option grants were negotiated with such employment contracts. Additional option grants are at the discretion of the Compensation Committee and Board. No options were granted to Mr. Tassinari or Ms. Morrison during the year ended December 31, 2007.

As of December 31, 2007, the dollar range of securities of the Company owned by each of the President and Chief Executive Officer and Chief Accounting Officer are as follows:

President and Chief Executive Officer	Over $1,000,000
Chief Accounting Officer	$100,001 - $500,000

The Company's common stock currently is traded on the NASD Over-the-Counter Bulletin Board under the symbol "AVCS.OB.” On December 31, 2007, the closing sale price per share for the Company's common stock was $1.50.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and  Affiliated Purchasers.

	Registrant Purchases of Equity Securities
Period	Total Number of Shares (or Units) Purchased	Average Price paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Total Number of Shares (or Units) Not Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 -- July 1, through
July 31, 2007	0	$0	0	0	0

Month #2 -- August 1, through
August 31, 2007	0	$0	0	0	0

Month #3 -- September 1, through
September 30, 2007	100	$41,000	100	0	0

Month #4 -- October 1, through
October 31, 2007	0	$0	0	0	0

Month #3 -- November 1, through
November 30, 2007	49	$32,653	0	49	0

Month #3 -- December 1, through
December 31, 2007	0	$0	0	0	0

Shares purchased as part of publicly-announced plan. Pursuant to the September 14, 2007 Agreement and Plan of Merger (the “CODGI Merger Agreement”) between the Company, the Company’s wholly-owned unconsolidated subsidiary, COD Acquisition Corporation, Candidates on Demand Group, Inc. (with its controlled subsidiaries, collectively, “CODGI”), and Michael C. Woloshin, the Company acquired all of the outstanding common stock of CODGI. COD Acquisition was renamed Candidates on Demand Group, Inc. (with its controlled subsidiaries, COD Consulting Services, Inc., DealSplit, Inc. and Candidate Report Card Group, Inc., collectively, “COD”) and began operating as of September 15, 2007.

At closing, in consideration of the acquisition of the CODGI business, the Company paid to Mr. Woloshin $500,000 in cash, issued 500,000 shares of the Company’s common stock valued at $1.80 per share, based on the closing price of Company common stock on September 14, 2007. Also at closing, COD Acquisition Corporation delivered to Mr. Woloshin a subordinated promissory note in the amount of $1,500,000. The Company has guaranteed the subordinated promissory note. The ‘average price paid per share’ valuation is based on an independent assessment performed by an investment banking firm during June 2007.

Shares purchased not part of publicly-announced plan. The Company is subject to concentration of credit risk associated with cash and cash equivalents. The Company places cash and/or cash equivalents with financial institutions with investment grade credit ratings. During December 2007, as a holding in the Company’s cash equivalents portfolio, the Company purchased preferred stock shares in municipal income funds that were AAA graded by Moody’s.

Item 10.  Submission of Matters to a Vote of Security Holders.

An annual meeting of the stockholders of the Company was held on December 4, 2007 to consider and act upon the election of two persons to the Board of Directors of the Company as Class A directors, to serve until the third succeeding annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office.

The holders of 6,729,107 shares of Common Stock of the Company were entitled to vote at the meeting, of which 5,848,468 shares of common stock were represented in person or by proxy. The stockholders voted as follows with respect to the:

Election of Class A directors to a term expiring in 2010 --

Name	For	Withheld Authority

Ronald J. Tassinari	5,827,901	20,567

Douglas R. Sanderson	5,836,155	12,313

Effective March 8, 2007, the Company’s Board of Directors approved the formation of a Nominating Committee. In December 2007, the Company’s Board of Directors re-elected Mr. Barringer as the Nominating Committee Chairperson and appointed Ms. Hood, Mr. Sanderson and Mr. Seager to the Nominating Committee. The Nominating Committee Chairperson and members are all independent directors.

The Company’s Nominating Committee considers recommendations for election as directors submitted by the Company’s stockholders. These recommendations are discussed at Nominating Committee meetings and appropriate candidates are invited to meet with the independent directors and entire board to discuss their qualifications for serving on the board. The Company’s Nominating Committee or Board of Directors has not established minimum qualifications for candidates recommended by the Company’s stockholders. Any determination to include a stockholder-recommended candidate as a board nominee remains a subjective determination to be made by the Company’s independent directors.

Item 11. Controls and Procedures.

An evaluation was performed, as of February 29, 2008, under the supervision and with the participation of the Company’s management, including its President and Chief Executive Officer and Chief Accounting Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rules 30a-3(c) under the Investment Company Act of 1940. Based on such evaluation, the Company’s management concluded that the Company’s disclosure controls and procedures were effective to ensure that information the Company is required to disclose in reports that the Company’s files or submits under the Investment Company Act of 1940 are recorded, processed, summarized and reported, and that such information is accumulated and communicated to the Company’s management, including the President and Chief Executive Officer and Chief Accounting Officer, as appropriate, to allow timely decisions regarding required disclosure.

There has been no change in the Company’s internal controls over financial reporting that occurred during the fiscal year of 2007 that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

As discussed previously, on September 14, 2007 the Company acquired all of the outstanding common stock of CODGI and began operating COD as of September 15, 2007. Per Regulation S-X, rule 6-03(c)(1), the Company excludes the accounts of COD in reporting its consolidated financial statements. However, although COD is not consolidated for financial statement reporting purposes, as a wholly-owned subsidiary of the Company, we are evaluating and intend to adjust the internal controls and procedures of COD to conform with the disclosure controls and procedures of the Company.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2).1	Certification of Ronald J. Tassinari pursuant to Rule 30a-2(a) under the Investment Company Act.*

(a)(2).2	Certification of Anna M. Morrison pursuant to Rule 30a-2(a) under the Investment Company Act.*

(a)(3)	Not applicable

(b)	Certification of Ronald J. Tassinari and Anna M. Morrison pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 *

__________________________
* Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Vantage Companies

By:  _/s/ Ronald J. Tassinari_____________________
        Ronald J. Tassinari
        President and Chief Executive Officer

Date:               March 27, 2008

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

American Vantage Companies

By:  _/s/ Ronald J. Tassinari_____________________
        Ronald J. Tassinari
        President and Chief Executive Officer

Date:               March 27, 2008

By:  _/s/ Anna M. Morrison_____________________
        Anna M. Morrison
        Chief Accounting Officer
        (Principal Financial Officer)

Date:               March 27, 2008